                                                                    Exhibit 23.1
                                                                    ------------


                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-25768) pertaining to the Drug Emporium, Inc. Employees 401(k) Plan of our report dated June 26, 1998, with respect to the financial statements and schedules of Drug Emporium, Inc. Employees 401(k) Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1997.


                                                     /s/ Ernst & Young LLP


Columbus, Ohio
June 26, 1998